                                                                     Exhibit 4.3

 [Number]                                                            [Shares]


      COMMON STOCK                                               COMMON STOCK
    PAR VALUE OF $.10                                          PAR VALUE OF $.10




INCORPORATED UNDER THE LAWS                 THIS CERTIFICATE IS TRANSFERABLE IN
        OF WISCONSIN                                CHICAGO OR NEW YORK


                         SAFETY-KLEEN CORP.

THIS CERTIFIES THAT                                            CUSIP 786484 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS





IS THE OWNER OF

          FULL PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

SAFETY-KLEEN CORP. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly Authorized officers and sealed with the seal of the Corporation.


[SAFETY-KLEEN CORP. SEAL OF WISCONSIN]                       [SAFETY-KLEEN LOGO]

DATED
                         /s/ Robert W. Willmschen           /s/ Donald Brinckman

                                 SECRETARY                              CHAIRMAN

COUNTERSIGNED AND REGISTERED:
FIRST CHICAGO TRUST COMPANY OF NEW YORK, TRANSFER AGENT AND REGISTRAR.



BY


                    AUTHORIZED SIGNATURE

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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Safety-Kleen Corp. (the "Company") and The First National Bank of Chicago, dated as of November 9, 1988, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to or held by a Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) whether currently held by or on behalf of such Person or by any subsequent holder, shall become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --as tenants in common

     TEN ENT  --as tenants by the entireties

     JT TEN   --as joint tenants with right
                of survivorship and not as
                tenants in common



                         UNIF GIFT MIN ACT-- ____________ Custodian ____________
                                                (Cust)                (Minor)
                                                under Uniform Gifts to Minors


                                                Act _________________________
                                                             (State)


     Additional abbreviations may also be used though not in the above list.



     For value received, ________________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
 __________________________________
|                                  |
|                                  |
|__________________________________| ___________________________________________


________________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________


________________________________________________________________________________

Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated, _____________________


                                  ______________________________________________



    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.